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                           JPMORGAN U.S. EQUITY FUNDS

                            JPMORGAN DIVERSIFIED FUND
                               (ALL SHARE CLASSES)
                         (A SERIES OF JPMORGAN TRUST I)

                       SUPPLEMENT DATED DECEMBER 29, 2005
                      TO THE PROSPECTUSES DATED MAY 1, 2005

On November 9, 2005, the Board of Trustees of the JPMorgan Diversified Fund (the "Fund") approved the following changes to the Fund's strategy and composite benchmark to be effective February 28, 2006.

     The first paragraph under the heading "The Fund's Main Investment Strategy" is deleted and replaced with the following:

     "Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

        -  30%-60% medium- and large-cap U.S. equity securities

        -  25%-50% U.S. and foreign fixed income securities

        -  0%-20% foreign equity securities

        -  0%-20% small-cap U.S. equity securities"

     The first paragraph under THE FUND'S PAST PERFORMANCE section is deleted and replaced with the following:

     This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, S&P 500 Index, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of S&P 500 (60%) and Lehman Brothers Aggregate Bond (40%) indexes. In the past, the Fund Benchmark consisted of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (10%) indexes ("Former Fund Benchmark"). The adviser believes that the new Fund Benchmark is more appropriate because it more accurately reflects the Fund's investment strategy.

                                                                     SUP-DF-1205
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     The row "Fund Benchmark" in the "Average Annual Total Returns" table is deleted and replaced with the following:

     AVERAGE ANNUAL TOTAL RETURN (%)
     SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004

                                                              PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS
     FUND BENCHMARK^
     (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)             8.30          1.98           10.66

     FORMER FUND BENCHMARK^
     (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)             9.80          1.91           10.26

^ Investors cannot invest directly in an index.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE